Note 31 - Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
31.      SUBSEQUENT EVENTS

In February 2012, the Company entered into a non-binding letter of intent with a regional engineering firm setting forth the basis for a possible acquisition by Juhl Wind of 100% of the ownership of the Target Company.  Execution of a definitive agreement is conditioned upon satisfactory completion of due diligence and the approval of such an agreement by the board of directors of Juhl Wind.

On March 9, 2012, the Valley View project collected the U.S. Treasury Section 1603 cash grant in the amount of $6,284,476.  The proceeds were used to pay off the short-term bridge note of $2,588,200, and the remaining proceeds were used to pay primarily the turbine supplier and to the Company who acted as developer and general contractor.